UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2003

ENDOCARE, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-27212	33-0618093

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Technology Drive
Irvine, California 92618

(Address of Principal Executive Offices)(Zip Code)

(949) 450-5400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

               Endocare, Inc. was notified by The Nasdaq Stock Market, Inc. on January 14, 2003 that its common stock will be delisted from The Nasdaq Stock Market effective with the opening of business on Thursday, January 16, 2003. The Company intends to file an appeal of Nasdaq’s decision with the Nasdaq Listing and Hearing Review Council before January 29, 2003. The Company’s decision to file an appeal will not operate as a stay of Nasdaq’s decision to delist the common stock. There can be no assurance that the Nasdaq Listing and Hearing Review Council will grant the Company’s request for continued listing.

          A press release issued by the registrant on January 15, 2003 is attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release, dated January 15, 2003.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ENDOCARE, INC.

Date : January 15, 2003	/s/	John V. Cracchiolo

	By:	John V. Cracchiolo, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 15, 2003.

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